UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2019

CV SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-54677 (Commission File Number)	80-0944970 (I.R.S. Employer Identification No.)

2688 South Rainbow Boulevard, Suite B
Las Vegas, Nevada 89146
(Address of principal executive offices)

(866) 290-2157
(Registrant’s telephone number, including area code)

_____________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained in Item 5.07 is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders

CV Sciences, Inc. (the “Registrant”) held its 2019 Annual Meeting of Stockholders on June 11, 2019 (the “2019 Annual Meeting”) at the “Illumina Theater” at the “Farmer & the Seahorse” located at 10996 Torreyana Road, San Diego, California 92121. At the close of business on April 16, 2019, the record date for the 2019 Annual Meeting, there were 98,981,088 shares of common stock issued and outstanding, which constituted all of the outstanding capital stock of the Registrant. At the 2019 Annual Meeting, 89,093,031 of the 98,981,088 outstanding shares of common stock entitled to vote, or approximately 90%, were represented by proxy or in person, and, therefore, a quorum was present. The proposals voted on at the 2019 Annual Meeting are more fully described in the Proxy Statement on Schedule 14A filed by the Registrant with the Securities and Exchange Commission (the “Commission”) on April 26, 2019, and are incorporated by reference herein.

The final voting results on the proposals presented for stockholder approval at the 2019 Annual Meeting were as follows:

Proposal 1 - Election of Directors

The Registrant’s stockholders elected five directors, each to serve until the Registrant’s next Annual Meeting of Stockholders and until his or her successor is duly elected and qualified, as set forth below:

NAME	FOR	AGAINST	WITHHELD	BROKER NON-VOTE
James McNulty	28,520,126	0	258,620	60,314,285
Michael Mona, III	23,686,872	0	5,091,874	60,314,285
Gary Sligar	28,513,865	0	264,881	60,314,285
Joseph Dowling	28,281,345	0	497,401	60,314,285
Dr. Joseph Maroon	28,393,833	0	384,913	60,314,285

Proposal 2 - Approval of a Classified Board of Directors

The Registrant’s stockholders did not approve the Registrant's proposal to amend its Certificate of Incorporation to add a new Article X which would have classified the Registrant’s Board of Directors (the “Board”) into three classes with staggered, three-year terms of office (Class I, Class II, and Class III).

As a result, each nominee elected under Proposal 1 will serve as a director until the earlier of the 2020 Annual Meeting of the Registrant’s stockholders or until their successors are duly elected and qualified, and the Board will not make conforming changes to the Registrant’s Bylaws.

Proposal 3 - Ratification of Selection of Independent Registered Public Accounting Firm

The Registrant’s stockholders ratified Deloitte & Touche LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2019, as set forth below:

FOR	AGAINST	ABSTAIN
87,434,581	1,424,867	233,583

Proposal 4 - Amendment to the Registrant’s Amended and Restated 2013 Equity Incentive Plan, as Amended, to Increase the Number of Shares Issuable Under the 2013 Plan

The Registrant’s stockholders approved an amendment to the Registrant’s Amended and Restated 2013 Equity Incentive Plan, as amended, to increase the number of shares issuable under the plan by an additional 3,000,000 shares, as set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
18,063,820	10,569,344	145,582	60,314,285

Proposal 5 - Amendment to the Registrant’s Amended and Restated 2013 Equity Incentive Plan, as Amended, to Include an Automatic “Evergreen” Provision

The Registrant’s stockholders approved an amendment to add an automatic “evergreen” provision regarding the number of shares to be annually added to the Amended and Restated 2013 Equity Incentive Plan, as amended. As a result, the number of shares of common stock that will be automatically added to the plan on January 1 of each year during the term of the plan, starting with January 1, 2020, will be the least of: (a) 4% of the total shares of the Registrant's common stock outstanding on December 31st of the prior year, (b) 4,000,000 shares of the Registrant's common stock, or (c) a lesser number of shares of the Registrant's common stock determined by the Board.

Proposal 5 was approved by the stockholders at the 2019 Annual Meeting as set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
17,158,170	8,611,351	3,009,225	60,314,285
Proposal 6 - Advisory Vote to Approve Named Executive Officer Compensation

The Registrant’s stockholders approved an advisory, non-binding vote on compensation programs for our named executive officers, Mr. Joseph Dowling, Mr. Joerg Grasser, and Mr. Michael Mona III, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in connection therewith.

Proposal 6 was approved by the stockholders at the 2019 Annual Meeting as set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
23,729,670	4,641,387	407,689	60,314,285

Proposal 7 - Advisory Vote to as to Whether the Advisory Vote to Approve Named Executive Officer Compensation Should Take Place Every 1, 2, or 3, Years

The Registrant’s stockholders approved an advisory, non-binding vote that the frequency of the advisory, non-binding vote approving the named executive officer compensation shall take place every one (1) year.

Proposal 7 was approved by the stockholders at the 2019 Annual Meeting as set forth below:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTE
14,750,653	1,666,582	11,984,662	376,849	60,314,285

The Company will review the stockholders’ advisory, non-binding vote to hold the advisory, non-binding vote on named executive officer compensation every year and will determine the frequency of such vote by amendment to this Current Report on Form 8-K within 150 days of the 2019 Annual Meeting date.

Item 9.01             Financial Statements and Exhibits

(d) Exhibits

10.1    Amended and Restated 2013 Equity Incentive Plan, as amended (1)

(1)	Form of such exhibit was previously included as Attachment B to our definitive Proxy Statement on Schedule 14A filed on April 26, 2019 and incorporated by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2019

CV SCIENCES, INC.

By: /s/ Joseph Dowling
Joseph Dowling
Chief Executive Officer